Employee Benefit Expenses	12 Months Ended
Dec. 31, 2020
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Employee Benefit Expenses
NOTE 27: EMPLOYEE BENEFIT EXPENSES
As of December 31, 2020, the Group employed 81 full-time employees, 4 part-time employees, 6 members of the executives committee (among them 3 are under services agreement), and 2 managers under management services agreements. The Group has never had a work stoppage, and none of the Group’s employees is represented by a labor organization or under any collective-bargaining arrangements. The Group considers its employee relations to be good.
A split of the Group’s employees and consultants by main department and geography for the years ended December 31, 2020, 2019 and 2018 was as follows:

	At December 31,
	2020	2019	2018
By function:
Clinical & Regulatory, IP, Marketing	17	26	19
Research & Development	27	33	30
Manufacturing /Quality	32	32	34
General Administration	17	16	13
Total	92	107	96

(€‘000)	For the year ended December 31,
	2020	2019	2018
Salaries, wages and fees	7 139	6 932	6 439
Executive Management team compensation	2 773	2 993	3 235
Share-based payments	2 782	2 775	3 595
Social security	1 487	1 473	1 301
Post employment benefits	263	215	217
Hospitalization insurance	146	138	118
Other benefit expense	138	119	2

Total Employee expenses	14 727	14 646	14 906

Total employee expenses slightly increased in 2020 compared to 2019. Salaries, wages and fees expenses show a net increase year-on-year, which reflects the organic growth of the Group, despite a total staff headcount decreased by 6.3% at December 31, 2020.